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                    [PETERSON SULLIVAN P.L.L.C. LETTERHEAD]

                                 AUDITOR REPORT

                                                                   EXHIBIT 10.24

October 25, 2000


Securities and Exchange Commission
450 Fifth St NW
Washington DC 20549

RE: AUDITOR RESIGNATION

Peterson Sullivan P.L.L.C. has resigned as the auditors of Delta Capital Technologies, Inc. effective October 20, 2000.

Peterson Sullivan P.L.L.C. did not have any disagreements with Delta Capital Technologies, Inc. over accounting principles or practices, financial statement disclosures, or auditing scope or procedures during the time of Peterson Sullivan P.L.L.C.'s engagement.

Peterson Sullivan P.L.L.C. has advised Delta Capital Technologies, Inc. to file a Form 8-K within the appropriate time frame relating to Peterson Sullivan P.L.L.C.'s resignation as auditor for Delta Capital Technologies, Inc.

If you have any questions, please contact Mr. David Lee or Mr. Ray Holmdahl at
(206) 382-7777.

Very truly yours,

/s/ Peterson Sullivan PLLC
--------------------------------
Peterson Sullivan P.L.L.C.

dc

cc: Ms. Judy Miller
    Delta Capital Technologies, Inc.